                                                                   EXHIBIT 99.10



                                                  February 19, 2001


Broadband Parent Corporation


         I hereby consent to all references to me and my professional history in the Registration Statement on Form S-4 of Broadband Parent Corporation and any amendments thereto, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. I further consent to the filing of this consent as an exhibit to any such filing.



                                  /s/ Thomas Manley
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                                  Name: Thomas Manley
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